UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we”, “us”, or “our” or the “Company”.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Previous Independent Accountants

Effective as of March 10, 2020, Friedman LLP (“Friedman”) resigned as our independent registered public accounting firm. The resignation was not due to any disagreements with Friedman regarding any matter of accounting principles or practices, financial statement disclosures, audit scope, or audit procedure. Friedman issued an audit report for our fiscal year ending May 31, 2019. The audit reports did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that all such report contained a statement indicating there is substantial doubt about our ability to continue as a going-concern. For the past fiscal year and subsequent interim periods though the date of resignation, there have been no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Friedman, would have caused them to make reference thereto in their report on the financial statements. During the most recent fiscal year and the interim period through the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Friedman with a copy of the disclosure made in response to this Item 4.01 and have requested that Friedman provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Friedman has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

Effective March 16, 2020, our Board of Directors appointed Boyle CPA, LLC (“Boyle”) as our independent registered public accounting firm, to audit our financial statements for the year ended May 31, 2020. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted Boyle regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has Boyle provided to us with a written report or oral advice regarding such principles or audit opinion.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1	Letter to SEC from Friedman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: March 17, 2020	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer